UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-A


                FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                     PURSUANT TO SECTION 12(B) OR (G) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                              THACKERAY CORPORATION
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


               DELAWARE                                        04-2446697
----------------------------------------                      -------------
(STATE OF INCORPORATION OR ORGANIZATION)                      (IRS EMPLOYER
                                                            IDENTIFICATION NO.)

400 MADISON AVENUE, SUITE 309
NEW YORK, NEW YORK                                         10017
----------------------------------------                ----------
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                (ZIP CODE)


SECURITIES TO BE REGISTERED PURSUANT TO SECTION 12(B) OF THE SECURITIES EXCHANGE ACT OF 1934:

       TITLE OF EACH CLASS                    NAME OF EACH EXCHANGE ON WHICH
       TO BE SO REGISTERED                    EACH CLASS IS TO BE REGISTERED
       -------------------                    ------------------------------

        COMMON STOCK,                            AMERICAN STOCK EXCHANGE
        $.10 PAR VALUE


IF THIS FORM RELATES TO THE REGISTRATION OF A CLASS OF SECURITIES PURSUANT TO
SECTION 12(B) OF THE EXCHANGE ACT AND IS EFFECTIVE PURSUANT TO GENERAL INSTRUCTION A.(C), PLEASE CHECK THE FOLLOWING BOX. [X]

IF THIS FORM RELATES TO THE REGISTRATION OF A CLASS OF SECURITIES PURSUANT TO
SECTION 12(G) OF THE EXCHANGE ACT AND IS EFFECTIVE PURSUANT TO GENERAL INSTRUCTION A.(D), PLEASE CHECK THE FOLLOWING BOX. [ ]

SECURITIES ACT REGISTRATION STATEMENT FILE NUMBER TO WHICH THIS FORM RELATES:
______________ (IF APPLICABLE)

SECURITIES TO BE REGISTERED PURSUANT TO SECTION 12(G) OF THE SECURITIES EXCHANGE ACT OF 1934:

                                     NONE



NYFS07...:\55\69555\0001\1708\FRM4068U.530

                 INFORMATION REQUIRED IN REGISTRATION STATEMENT

ITEM 1.     DESCRIPTION OF REGISTRANT'S SECURITIES TO BE REGISTERED.

            The Registrant hereby incorporates by reference the description of the Common Stock registered hereby as set forth in the following documents previously filed or to be filed by the Registrant with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended (the Securities Act"):

            (1) the description set forth under the caption "Description of Capital Stock," contained in the Registrant's Registration Statement on Form S-14 filed with the Commission on July 30, 1981 (Registration No. 2-73435); and

            (2) the description set forth under the caption "Description of Capital Stock," contained in the Registrant's final Prospectus/Proxy Statement filed with the Commission pursuant to Rule 424(b) under the Securities Act on August 20, 1981.

ITEM 2.     EXHIBITS.

      4.1   -       Specimen certificate for shares of Common Stock of the
                    Company, incorporated by reference to the Company's
                    Registration Statement on Form 8-B dated October 26, 1981.

      4.2   -       Certificate of Incorporation of the Company, incorporated by reference to the Company's Registration Statement on Form
                    S-14 (SEC File No. 2-73435).

      4.3   -       Amendment to Certificate of Incorporation of the Company,
                    incorporated by reference to the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 1992.

      4.4   -       By-Laws of the Company, incorporated by reference to the
                    Company's Registration Statement on Form S-14 (SEC File No.
                    2-73435).

                                    SIGNATURE

      Pursuant to the requirements of Section 12 of the Securities and Exchange Act of 1934, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated:  April 15, 1998

                                 THACKERAY CORPORATION

                                 By: /s/ Jules Ross
                                     ------------------------------------
                                  Name:   Jules Ross
                                  Title:  Vice President

                                  EXHIBIT INDEX

EXHIBIT
NUMBER                        DESCRIPTION
------                        -----------

     4.1    -       Specimen certificate for shares of Common Stock of the
                    Company, incorporated by reference to the Company's
                    Registration Statement on Form 8-B dated October 26, 1981.

     4.2    -       Certificate of Incorporation of the Company, incorporated by reference to the Company's Registration Statement on Form
                    S-14 (SEC File No. 2-73435).

     4.3    -       Amendment to Certificate of Incorporation of the Company,
                    incorporated by reference to the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 1992.

     4.4    -       By-Laws of the Company, incorporated by reference to the
                    Company's Registration Statement on Form S-14 (SEC File No.
                    2-73435).